Exhibit 10.4

ATTENTION PINELLAS COUNTY CLERK, STATE OF FLORIDA

WHEN RECORDED AND/OR FILED RETURN TO:

Haynes and Boone, LLP

30 Rockefeller Plaza, 26th Floor

New York, NY 10112

Attn: Greg Kramer

AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT

Dated effective as of July 19, 2023

FROM

tHIRD aVENUE aPARTMENTS LLC,

a Delaware limited liability company,

As mortgagor

TO

JGB COLLATERAL LLC,

a Delaware limited liability company,

AS AGENT,

As mortgagee

Note to Recorder: All documentary stamp tax and intangible tax due on the primary indebtedness secured by this instrument has been paid on the Loan Agreement and in connection with the recordation of the Existing Mortgage. All documentary stamp and intangible taxes in connection with the $8,833,333.00 additional indebtedness evidenced by the First Amendment and Note are being paid in connection with the recordation of this Amendment.

AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT AND NOTICE OF FUTURE ADVANCE

This AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT AND NOTICE OF FUTURE ADVANCE (this “Amendment”) is dated effective July 19, 2023 (the “Effective Date”), from Third Avenue Apartments LLC, a Delaware limited liability company, whose address for notice is 11411 Southern Highlands Parkway, suite 240, Las Vegas Nevada 89141 (“Mortgagor”), to JGB Collateral LLC, a Delaware limited liability company, as Agent (as hereinafter defined) on behalf of itself, the Lenders, whose address for notice is 246 Post Road East, 2nd Floor, Westport, CT 06880, Attn: Vincent Vacco (together with its successors and assigns in such capacity, “Mortgagee”).

RECITALS:

A.       Mortgagor, as a borrower, the other borrowers and guarantors a party thereto, the financial institutions from time to time party thereto (the “Lenders”) and Mortgagee, as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), executed that certain Loan and Guaranty Agreement dated as of November 7, 2022 (as amended on July 19, 2023 and as may be subsequently amended, amended and restated or otherwise modified from time to time, the “Loan Agreement”), pursuant to which, upon the terms and conditions stated therein, the Lenders agreed to make loans and other extensions of credit to Mortgagor;

B.       The Loan Agreement is secured by, among other things, that certain Mortgage and Security Agreement from Mortgagor to Mortgagee for the benefit of the Lenders recorded in the country of Pinellas County, State of Florida, with document no. 2022326285 (as amended, supplemented, and otherwise modified prior to the date hereof, collectively, the “Existing Mortgage”; the Existing Mortgage as amended hereby, as the same may from time to time be further amended, supplemented or otherwise modified, the “Mortgage”);

C.       The Mortgagor and the Mortgagee desire to amend the Existing Mortgage to reflect its modification and restatement as a result of the advancement of $8,833,333.00 under the terms of the Existing Mortgage.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby agrees as follows:

Article I
DEFINED TERMS

Any capitalized term used in this Amendment and not defined in this Amendment shall have the meaning assigned to such term in the Existing Mortgage, and if not in the Existing Mortgage, in the Loan Agreement.

All references in the Existing Mortgage to “this Mortgage,” as defined in the Existing Mortgage shall mean the Existing Mortgage as amended by this Amendment, as the same may from time to time be further amended, supplemented or otherwise modified.

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Article II
AMENDMENTS to mortgage

The first WHEREAS clause of the Existing Mortgage is hereby amended and restated in its entirety as follows:

“WHEREAS, Third Avenue Apartments LLC is justly indebted to Mortgagee, having executed and delivered to Mortgagee the Loan and Guaranty Agreement dated November 7, 2022 (the “Original Loan Agreement”) as such Original Loan Agreement was amended pursuant to a First Amendment and Joinder to Loan Agreement dated July 19, 2023 (the “First Amendment” and together with the Original Loan Agreement as they be subsequently amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and an Amended and Restated Secured Promissory Note dated July 19, 2023 (the “Note”), wherein THIRD AVENUE APARTMENTS LLC, AULT ALLIANCE INC. (F/K/A BITNILE HOLDINGS, INC.), a Delaware corporation, ALLIANCE CLOUD SERVICES, LLC, a Delaware limited liability company, BITNILE, INC., a Nevada corporation, and AULT AVIATION, LLC, a Nevada limited liability company (collectively, the “Borrowers”), promise to pay the Mortgagee the principal sum of $24,326,222.00, with interest thereon at the rate and times, in the manner and according to the terms and conditions specified in the Loan Agreement and the Note.”

Article III
Representations, Warranties and Covenants

Without limiting the representations, warranties, covenants and agreements contained in the Loan Agreement, the Existing Mortgage or any of the Loan Documents, Mortgagor hereby represents, warrants and covenants as follows:

(a)       Except for existing liens as disclosed in the First Amendment, Mortgagor affirms the representations, warranties, covenants and agreements in the Existing Mortgage.

(b)       Mortgagor shall cure promptly any defects in the execution and delivery of this Amendment. Mortgagor at Mortgagor’s expense will promptly execute and deliver to Mortgagee upon reasonable request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of Mortgagor in the Existing Mortgage and this Amendment or to further evidence and more fully describe the Mortgaged Properties, or to correct any omissions in this instrument, or more fully to state the security obligations set out in the Existing Mortgage or this Amendment, or to perfect, protect and, or, preserve any Lien or security interest created in the Existing Mortgage or this Amendment, or to make any recordings, or to file any notices, or obtain any consents, all as may be necessary or appropriate in connection with any thereof. Mortgagor shall pay for all reasonable and documented costs of preparing, recording and releasing any of the above.

(c)       Mortgagee’s execution and delivery of this Amendment is not intended to, and shall not be construed as, a waiver or estoppel of any of Mortgagee’s rights or remedies under the Existing Mortgage as amended hereby.

Article IV
Miscellaneous

(a)       Instrument Construction. The rights and authority granted to Mortgagee herein may be enforced and asserted by Mortgagee in accordance with the laws of the State of Florida.

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(b)       Amendment and Ratification. This Amendment shall be considered as an amendment and ratification of the Existing Mortgage, and the Existing Mortgage, as expressly amended, is hereby ratified, approved and confirmed by the Mortgagor in every respect. Each of the parties hereto adopt by reference and incorporate herein all of the terms and conditions of the Existing Mortgage. This Amendment shall not constitute or be deemed to be a novation or discharge of the Existing Mortgage or any Obligations secured thereby. All liens and security interests created, extended or renewed by the Existing Mortgage are hereby extended, renewed and carried forward by this Amendment and incorporated herein. All references to the Existing Mortgage in any documents heretofore and hereafter executed shall be deemed to refer to the Existing Mortgage as amended hereby. If at any time Mortgagee shall determine that the lien priority of the Existing Mortgage is invalid or in jeopardy, Mortgagee may, at its option, declare the entire indebtedness secured by the Existing Mortgage together with all accrued interest to be immediately due and payable in full.

(c)       Time. Time shall be of the essence in this Amendment.

(d)       Counterparts. This Amendment is being executed in several counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

(e)       GOVERNING LAW. Section 31 of the Existing Mortgage is incorporated herein by reference and made a part of hereof.

[Signature page follows]

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IN WITNESS WHEREOF, this Amendment is executed as of the date written in the acknowledgement block below, but effective for all purposes as of the Effective Date.

mortgagor:

third avenue aparments llc,
a Delaware limited liability company

By: AULT Global Real Estate Equities, Inc. its manager

By:
Name:
Title:

STATE OF	)

)SS:

COUNTY OF	)

Acknowledged before me in _____________________ County,____________________ this ____ day of July, 2023, by ________________, who is personally known to me or who provided her/his driver’s license as identification.

Name:
Notary Public, ___________ of _______,
County of ______________
My Commission expires:
Acting in the County of

Signature Page to Amendment to Mortgage

MORTGAGEE:

JGB COLLATERAL, LLC,
A Delaware Limited Liability Company

By:
Name:
Title:

STATE OF	)

)SS:

COUNTY OF	)

Acknowledged before me in _____________________ County,____________________ this ____ day of July, 2023, by ________________, who is personally known to me or who provided her/his driver’s license as identification.

Name:
Notary Public, ___________ of _______,
County of ______________
My Commission expires:
Acting in the County of

Signature Page to Amendment to Mortgage